[LOGO] ASM Index 30 Fund




                            ASM INDEX 30 FUND, INC.

                                 Tampa, Florida

                      Audited Annual Financial Statements

                      For the Year Ended October 31, 1997



          TABLE OF CONTENTS                            PAGE
          ---------------------------------------------------

          Report of Independent Accountants              1

          Portfolio of Investments                    2, 3, 4

          Statement of Assets & Liabilities              5

          Statements of Operations                       6

          Statements of Changes in Net Assets            7

          Financial Highlights                           8

          Notes to Financial Statements                 9-12

Dear ASM Index 30 Fund Shareholder,                           December 31, 1997

     Last year I was optimistic about the 1997 stock market. The Fund was up 25.01% for fiscal year 1996. This was in contrast to the market "gurus" pessimistically pointing out that three consecutive good stock market years is very unlikely, especially when timed with the second term of a President. I was more impressed with the earnings projections for the thirty companies that make up the Dow Jones Industrial Average (the "Dow")* than the historical analysis observations.

     ASM Index 30 Fund shareholders enjoyed a total return of 25.18% for the fiscal year ended October 31, 1997. So much for laurels. If two consecutive good stock market years put fear in the hearts of market analysts, three years will push the bears out of their lairs howling. Howl though they may, we believe that the 1998 earnings forecasts for the companies that comprise the Dow continue to look good. The consensus among analysts is that the earnings of these thirty companies should increase about 14.6%. This is higher than the 9.9% forecast for the economy in general as measured by the S&P 500 index. This advantage, coupled with the superior liquidity of the Dow stocks, should benefit our stocks during 1998.

     Recent foreign currency turmoil increased the volatility of the U.S. stock market. This is understandable. An important part of the business of our economy is related to how well we compete around the world. The Dow stocks have rebounded impressively from the bad news abroad. Rather than weaken the confidence in the mega-cap companies, they continue to be viewed as a safer investment. During the stock market decline at the end of October, IBM and other large companies bought considerable amounts of their own stock.

     During 1997, four companies were added to and deleted from the portfolio to match the changes in the Dow. The additions were: Travelers Group, Hewlett-Packard, Wal-Mart Stores and Johnson & Johnson. These were important improvements in an already impressive portfolio. Since May, Travelers Group stock price increased by 53%, Hewlett-Packard by 16.59%, Wal-Mart by 39.35% and Johnson & Johnson by 12.8%. This is an average increase of 27.45% compared to the 12.74% increase of the four companies which were removed from the Dow.

     The ASM Index 30 Fund has tracked the Dow closely since the Fund's manager capped expenses at 0.18% on January 15, 1997. From January until October the Dow gained 15.41% plus the annualized dividend of about 1.88%, totaling 16.82% The Fund return is 16.85% for the ten months ended October 31, 1997. This is a difference of 3 basis points in favor of the Fund's shareholders. This small gain to the Fund is caused by a pricing advantage we enjoyed when certain stocks split and we re-balanced the portfolio.

     The Fund's performance compared very favorably with the performance of mutual funds in general. Almost 80% of the money invested in mutual funds is invested in funds that have more than $1 billion in assets. The average total expense of these funds, including transaction costs, is over 1.5%. The requirement for diversification results in these funds holding many stocks producing market-like returns. Therefore, lower expenses give our investors an advantage.

     The S&P 500 did produce about 7.5% more than the Dow this year. You may recall that in 1996 the Dow outperformed the S&P 500 by about 6%. The long term record still favors the Dow and, given the improved forecasts, I believe we are positioned for another good year.

Respectfully,


Steven H. Adler, President


* "Dow Jones Industrial Average" and "Dow" are the property of Dow Jones & Company.
   The ASM Index 30 Fund is neither affiliated with, nor endorsed by Dow Jones & Company.

     This line graph depicts the performance of $10,000 when invested in the ASM Index 30 Fund (the "Fund") from March 4, 1991 (when shares of the Fund were first sold) to October 31, 1997 as compared to the Dow Jones Industrial Average (the "Dow") and the S&P 500, a broad-based index.

     The graph illustrates that a $10,000 investment on March 4, 1991 would be worth $20,754 for the Fund, $30,300 for the Dow, and $29,305 for the S&P 500 Index. The average total return for the Fund was 25.18%, 17.20%, and 11.59% for the one year period ended October 31, 1997, the five year period ended October 31, 1997, and the period from March 4, 1991 (when shares of the Fund were first sold) to October 31, 1997, respectively.

     [GRAPH] The information described above was presented in the form of a line graph.



                          ASM INDEX 30 FUND PORTFOLIO

American Telephone and Telegraph Co.     Hewlett-Packard
Allied Signal, Inc.                      International Business Machines Corp.
Aluminum Company of America              International Paper Co.
American Express Co.                     Johnson & Johnson
Boeing Co.                               McDonald's Corp.
Caterpillar                              Merck & Co.
Chevron Corp.                            Minnesota Mining & Manufacturing Co.
Coca-Cola Co.                            J.P. Morgan
Walt Disney                              Philip Morris Companies, Inc.
Dupont de Nemours & Co.                  Proctor & Gamble Co.
Eastman Kodak Co.                        Sears Roebuck & Co.
Exxon Corp.                              Travelers Group
General Electric Co.                     Union Carbide Corp.
General Motors Corp.                     United Technologies Corp.
Goodyear Tire & Rubber Co.               Wal-Mart Stores, Inc.

                        Report of Independent Accountants

To the Shareholders and Board of Directors of ASM Index 30 Fund (the "Fund")

     We have audited the accompanying statement of assets and liabilities of the Fund, including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights before restatement for the years ended October 31, 1995, 1994, and 1993 were audited by other auditors, whose report dated December 27, 1995 expressed an unqualified opinion. We also audited the adjustments described in Note 4 that were applied to restate the expense ratios included in the financial highlights for the years ended October 31, 1995, 1994, and 1993. In our opinion, such adjustments are appropriate and have been properly applied.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Tampa, Florida
December 12, 1997

--------------------------------------------------------------------------------
                            ASM INDEX 30 FUND, INC.
                            Portfolio of Investments
                                October 31, 1997
--------------------------------------------------------------------------------

                                         % of Total
                                         Net Assets    Shares      Value
                                         ----------    ------      -----
  COMMON STOCKS:

  AEROSPACE
       Boeing Company                                  11,050   $  529,019
       United Technologies Corporation                 11,050      773,500
                                                                ----------
                                               6.2%              1,302,519

  AUTO AND TRUCK
       General Motors Corporation              3.4%    11,050      709,272

  BANKING
       J.P. Morgan & Company, Inc.             5.7%    11,050    1,212,737

  BEVERAGE
       Coca Cola Company                       3.0%    11,050      624,325

  CHEMICAL
       E.I. DuPont de Nemours & Co.                    11,050      628,469
       Union Carbide Corporation                       11,050      504,847
                                                                ----------
                                               5.4%              1,133,316

  CONSUMER PRODUCTS
       Proctor & Gamble Company                        11,050      751,400
       Johnson & Johnson                               11,050      633,994
                                                                ----------
                                               6.6%              1,385,394

  DIVERSIFIED
       Allied-Signal Inc.                              11,050      397,800
       Minnesota Mining & Manufacturing Company        11,050    1,011,075
                                                                ----------
                                               6.7%              1,408,875

  DRUGS AND HOSPITAL SUPPLY
       Merck & Company, Inc.                   4.7%    11,050      986,213

  ELECTRICAL EQUIPMENT
       General Electric Corporation            3.4%    11,050      713,416

  FINANCIAL SERVICES
       American Express Company                4.1%    11,050      861,900

  INSURANCE
       Travelers Group, Inc.                   3.7%    11,050      773,500

  MACHINERY
       Caterpillar Inc.                        2.7%    11,050      566,312


     The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                            ASM INDEX 30 FUND, INC.
                      Portfolio of Investments, Continued
                                October 31, 1997
--------------------------------------------------------------------------------


                                         % of Total
                                         Net Assets    Shares       Value
                                         ----------    ------       -----
  COMMON STOCKS (continued):


  METALS AND MINING
       Aluminum Company of America             3.8%    11,050   $  806,650

  MULTIMEDIA
       Walt Disney Company                     4.3%    11,050      908,862

  OFFICE EQUIPMENT
       Hewlett Packard                                 11,050      681,647
       International Business Machines                 11,050    1,083,591
                                                                ----------
                                               8.4%              1,765,238

  OIL-INTERNATIONAL
       Chevron Corporation                             11,050      916,459
       Exxon Corporation                               11,050      678,884
                                                                ----------
                                               7.6%              1,595,343

  PAPER
       International Paper                     2.4%    11,050      497,250

  PHOTOGRAPHIC EQUIPMENT AND SUPPLIES
       Eastman Kodak Company                   3.1%    11,050      661,619

  RESTAURANT
       McDonalds Corporation                   2.3%    11,050      495,178

  RETAIL
       Sears, Roebuck & Company                        11,050      462,719
       Wal Mart Stores                                 11,050      388,131
                                                                ----------
                                               4.0%                850,850

  TELECOMMUNICATIONS
       AT&T Co.                                2.6%    11,050      540,759

  TIRE AND RUBBER
       Goodyear Tire & Rubber                  3.3%    11,050      692,006

  TOBACCO
       Philip Morris Companies, Inc.           2.1%    11,050      437,856

                                             ------             ----------
  TOTAL COMMON STOCKS (Cost $19,156,262)      99.1%*           $20,929,390


Total consists of individual percentages which have been rounded.


     The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                            ASM INDEX 30 FUND, INC.
                      Portfolio of Investments, Continued
                                October 31, 1997
--------------------------------------------------------------------------------

                                         % of Total   Principal
                                         Net Assets    Amount       Value
                                         -----------------------------------
  REPURCHASE AGREEMENTS:

  Star Bank                                          $ 340,000    $ 340,000
       5.00%, due 11/03/97
       Collateralized by $340,000 GNMA
       7.000%, 1/20/24 with market
       value of $347,172
                                         ----------              -----------
  TOTAL REPURCHASE AGREEMENTS                  1.6%                 340,000
       (Cost $340,000)

                                         ----------              -----------
  TOTAL INVESTMENTS                          100.7%              21,269,390
       (Cost $19,496,262)

  LIABILITIES IN EXCESS OF OTHER ASSETS       -0.7%                (142,568)

                                         ----------              -----------
  TOTAL NET ASSETS                           100.0%             $21,126,822
                                         ==========              ===========


    The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                            ASM INDEX 30 FUND, INC.
                      Statement of Assets and Liabilities
                                October 31, 1997
--------------------------------------------------------------------------------

 Assets:

  Investments in common stocks, at market value
     (cost $19,156,262)                                    $  20,929,390
  Repurchase agreements, at cost                                 340,000
  Cash                                                               211
  Receivable for capital shares issued                            63,925
  Interest receivable                                                177
  Dividends receivable                                            17,861
  Receivable from advisor                                        147,188
  Prepaid expense and other assets                                29,245
                                                           -------------
             Total Assets                                     21,527,997
                                                           -------------

 Liabilities:

  Payable for capital shares redeemed                            263,637
  Accrued taxes payable                                           85,816
  Accrued expenses                                                51,722
                                                           -------------
             Total Liabilities                                   401,175
                                                           -------------

 Net Assets                                                $  21,126,822
                                                           =============

 Components of Net Assets:

  Capital paid-in                                          $  17,800,629
  Accumulated undistributed net realized gains
     from investment transactions                              1,553,065
  Net unrealized appreciation of investments                   1,773,128
                                                           -------------
             Total Net Assets                              $  21,126,822
                                                           =============

 Capital Shares Outstanding
  ($0.001 par value, 1,000,000,000 shares authorized)          1,227,897
                                                           =============

 Net Asset Value - Offering and Redemption Price Per Share $       17.21
                                                           =============


    The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                            ASM INDEX 30 FUND, INC.
                            Statement of Operations
                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------


 Investment Income:

  Dividends                                                $     517,287
  Interest                                                        33,118
                                                           -------------
         Total investment income                                 550,405
                                                           -------------

 Expenses:

  Audit fees                                                      54,398
  Custodian fees                                                  51,543
  Trustee fees                                                    20,980
  Legal expense                                                   98,529
  Administrative fees                                             15,766
  Registration and filing fees                                    25,061
  Transfer agent and accounting fees                              37,025
  Printing and postage                                             6,691
  Interest expense                                                 6,216
  Tax expense (credit)                                           (45,200)
  Other expenses                                                  29,301
                                                           -------------
         Total expenses                                          300,310
  Less: Reimbursement of expenses by advisor                    (180,781)
                                                           -------------
         Total expenses -- net                                   119,529
                                                           -------------
         Investment income -- net                                430,876
                                                           -------------

 Realized and Unrealized Gains from Investments:

  Net realized gains from investment transactions              5,534,868
  Change in unrealized appreciation of investments             1,680,860
                                                           -------------
         Net realized and unrealized gains from investments    7,215,728
                                                           -------------
 Net Increase in Net Assets Resulting from Operations      $   7,646,604
                                                           =============


    The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                            ASM INDEX 30 FUND, INC.
                      Statements of Changes in Net Assets
           For the Years Ended October 31, 1997 and October 31, 1996
--------------------------------------------------------------------------------

                                                    October 31,      October 31,
                                                       1997             1996
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $   430,876     $    65,051
  Net realized gains from investment transactions    5,534,868       2,445,312
  Change in unrealized appreciation (depreciation)   1,680,860        (362,252)
     of investments                                ------------    -------------
  Net increase in net assets resulting from          7,646,604       2,148,111
     operations                                    ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          (430,876)        (65,051)
  In excess of net investment income                   (63,140)        (12,633)
                                                   ------------    -------------
  From net realized gains                             (208,768)            ---
                                                   ------------    -------------
  Net decrease in net assets resulting from           (702,784)        (77,684)
     distributions to shareholders                 ------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                       77,870,255      49,671,530
  Reinvestment of distributions                        590,838          66,202
  Cost of shares redeemed                          (73,593,574)    (52,196,702)
                                                                   -------------
  Net increase (decrease) in net assets              4,867,519      (2,458,970)
     resulting from capital share transactions     ------------    -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS            11,811,339        (388,543)


NET ASSETS:
  Beginning of period                                9,315,483       9,704,026
                                                   ------------    -------------
  End of period (including undistributed
     net investment income of $0 and $89,231
     for 1997 and 1996, respectively)             $ 21,126,822    $  9,315,483
                                                   ============    =============

CHANGES IN SHARES OUTSTANDING:
  Shares issued                                      4,853,861       3,734,945
  Shares issued in connection with
     reinvestment of distributions                      36,286           4,919
  Shares redeemed                                   (4,321,722)     (3,934,108)
                                                   ------------    -------------
  Net increase (decrease) in shares outstanding        568,425        (194,244)
                                                   ============    =============


    The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                            ASM INDEX 30 FUND, INC.
                              Financial Highlights
--------------------------------------------------------------------------------

                                               Years Ended October 31,
                                     -------------------------------------------
                                       1997     1996   1995(a)  1994(a)  1993(a)
                                     -------------------------------------------
Net asset value, beginning of period $ 14.13  $ 11.37  $  9.78  $ 10.07  $ 9.23
  Investment operations:
  Net investment income                 0.18     0.08      ---     0.56    0.43
  Net gains (losses) from investments
     (realized and unrealized)          3.34     2.76     1.77    (0.16)   0.88
     Total from investment operations   3.52     2.84     1.77     0.40    1.31

  Distributions:
     From net investment income        (0.18)   (0.07)   (0.05)   (0.52)  (0.47)
     In excess of net investment       (0.11)   (0.01)   (0.13)     ---     ---
     From net realized gains           (0.15)     ---      ---      ---     ---
     Tax return of capital               ---      ---      ---    (0.17)    ---
                                     -------------------------------------------
     Total distributions               (0.44)   (0.08)   (0.18)   (0.69)  (0.47)
                                     -------------------------------------------
Net asset value, end of period       $ 17.21  $ 14.13  $ 11.37  $  9.78  $10.07
                                     ===========================================
TOTAL RETURN                           25.18%   25.01%   18.10%    3.97%  14.65%
                                     ===========================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period            $21,127  $ 9,315  $ 9,704  $ 7,277  $17,085
Ratio of expenses to average
   net assets*                          0.42%    1.86%    3.01%**  0.75%   0.75%
Ratio of net investment income to
   average net assets *                 1.51%    0.53%    0.04%    2.17%   3.35%
Portfolio turnover rate ***              265%     391%     340%    1193%    642%
Average commission rate ****         $0.0387  $0.0800      ---      ---     ---


  *Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as follows:
   Ratio of expenses to
      average net assets                1.05%    2.59%    5.77%    2.94%   3.38%
   Ratio of net investment income
      (loss) to average net assets      0.88%  (0.20%)  (2.72%)  (0.02%)   0.72%
   As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995, 1994, and 1993, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.
  **Includes $50,460 of interest expense not subject to the expense reimbursement agreement.
  ***The Fund continues to be as fully invested in equities as possible. Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.
  ****For fiscal periods beginning on or after September 1, 1995, the Fund is required to present the average commission paid for securities transactions on which commissions are charged.
(a) Audited by predecessor auditor.

    The accompanying notes are an integral part of these financial statements.

                             ASM INDEX 30 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1997


ASM Index 30 Fund, Inc. (the "Fund"), formerly ASM Fund, Inc., was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, diversified, open-end management investment company. The Fund has an investment objective of providing total return through a combination of capital appreciation and current income.

1.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.

SECURITY VALUATION

     Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

SECURITY TRANSACTIONS

     The Fund records purchases of investments one business day after trade date and sales of investments on the trade date. Realized gains and losses from sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis, and dividend income is recorded on the ex-dividend date.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund may invest in repurchase agreements with institutions believed by Vector Index Advisors, Inc. (the "Advisor") to present minimum credit risk. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of cash on deposit with the custodian.

                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                OCTOBER 31, 1997


DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. On a quarterly basis, the Fund declares and pays dividends from net investment income, if any. On an annual basis, the Fund declares and pays net capital gain dividends, if any.

     Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses and the Fund's use of the accounting practice of tax equalization, whereby a portion of the costs of capital shares redeemed is attributable to distributions to shareholders. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES

     The Fund intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is recognized for the year ended October 31, 1997.


2.   INVESTMENT ADVISORY FEES

     The Fund operated under an investment management agreement (the "1992 Agreement") with the Advisor through April 15, 1995. The 1992 Agreement was not continued after such date due to technical requirements under the 1940 Act, and thereafter the Fund received the services called for under the 1992 Agreement without charge. Under the 1992 Agreement, the Advisor was entitled to receive a fee, accrued daily and payable monthly at an annual rate of 0.60% of the Fund's average daily net assets.

     On October 30, 1997 at a Special Meeting of Stockholders of the Fund, the stockholders approved a new investment management agreement between the Fund and the Advisor (the "New Agreement"). The terms of the New Agreement are generally the same as the 1992 Agreement except that the New Agreement provides for compensation to the Advisor at an annual rate of 0.08% of the Fund's average daily net assets.

     The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

     Certain officers and directors of the Fund are also officers and directors of the Advisor. The Agreements provide for an expense reimbursement from the Advisor if the Fund's total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, and extraordinary expenses exceeded a certain percentage of the Fund's average daily net assets for any full fiscal year.

                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                OCTOBER 31, 1997



     Commencing January 15, 1997, the Advisor voluntarily agreed to limit expenses of the Fund to 0.18% of the Fund's average daily net assets. Prior to January 15, 1997, the Advisor agreed to limit expenses of the Fund to 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of average net assets in excess of $100,000,000. Pursuant to commitments made to the Fund by the Advisor, the Advisor reimbursed the Fund $180,781 for the year ended October 31, 1997.

     In November 1995, a regional office of the Securities and Exchange Commission advised the Advisor that it intended to recommend administrative proceedings against the Advisor on the grounds that a delay by the Advisor in its payment of a receivable owed from the Advisor consituted an improper loan from the Advisor. Without admitting to the allegation, the Advisor and its president settled the matter by paying a fine of $10,000 and agreeing to an order intended to prevent a repetition of the challenged activities.


3.   INVESTMENT TRANSACTIONS

     For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term securities) were $76,583,265 and $72,167,198, respectively. As of October 31, 1997, the aggregate cost basis of investments for Federal income tax purposes was $19,727,193 and net unrealized appreciation of investments for Federal income tax purposes was comprised of the following:

          Gross unrealized appreciation of investments      $       2,025,875

          Gross unrealized depreciation of investments               (483,678)
                                                            ------------------
          Net unrealized appreciation of investments        $       1,542,197


4.   FINANCIAL HIGHLIGHTS RESTATEMENT

     During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information available at the time, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995 and 1994. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $85,816. The Advisor has agreed to pay these costs. Federal income taxes and interest of $45,200 had been accrued in connection with the Fund's failure to qualify as a regulated investment company for the year ended October 31, 1993. Amounts previously accrued for such year were reversed thereby reducing total expenses in the statement of operations for the year ended October 31, 1997 as the liabilities for such taxes no longer exist.

                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                OCTOBER 31, 1997


     Also, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund nor reimbursed by the Advisor. As a result, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. Prior to restatement, such ratios were 5.94%, 2.55%, and 2.86% for the years ended October 31, 1995, 1994, and 1993, respectively. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from advisor on the Statement of Assets and Liabilities.

     The Board of Directors of the Fund has obtained confirmation that the Advisor has made arrangements to assure availability of funds to discharge the Fund's obligations. All amounts due under statutory and voluntary expense limitations were paid by the Advisor within 30 days of determination.

5.   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     For the taxable year ended October 31, 1997, 100% of income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

     As of October 31, 1997, for Federal income tax purposes, the Fund had no capital losses available to carry forward and offset future capital gains.


SPECIAL MEETING OF STOCKHOLDERS (UNAUDITED)

     On October 30, 1997, the Fund held a Special Meeting of Stockholders to consider various proposals. The stockholders approved each proposal considered as follows (with actual vote tabulations):

                                                IN FAVOR    WITHHOLD
                                               ---------    --------
1.   To elect a Board of Directors of
     the Fund:
                 Steven H. Adler               1,141,912     4,960
                 W. Kieth Schilit              1,136,952     6,124
                 Arthur Salzfass               1,130,828     5,807
                 Jerome P. Felsenstein         1,125,021     2,058
                 Daniel Calabria               1,122,964       130


                                               IN FAVOR     AGAINST    ABSTAINED
                                               --------     -------    ---------
2.   To ratify or reject the selection of      1,251,829     1,953       21,473
     Coopers & Lybrand L.L.P., Certified
     Public Accountants, as independent
     auditors of the Fund for the current
     fiscal year; and

                                               IN FAVOR     AGAINST    ABSTAINED
                                               --------     -------    ---------
3.   To approve or disapprove a new            1,229,039     5,936       40,281
     Investment Management Agreement
     between the Fund and the Advisor.

                                               IN FAVOR    WITHHOLD
                                               --------    --------
4.   To consider and act upon any other        1,222,718    52,537
     business which may legally come
     before the Special Meeting of
     Stockholders or any adjournment
     thereof.

VECTOR INDEX ADVISORS, INC.
15438 NORTH FLORIDA AVENUE
SUITE 107
TAMPA, FLORIDA 33613


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